HIGH INCOME ADVANTAGE TRUST     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS

DEAR SHAREHOLDER:

The fiscal year ended September 30, 1995 got off to a slow start, with most of the fixed-income markets, including the high-yield market, reporting disappointing performance results during the final three months of 1994. Concerns over the strength of the economy, Federal Reserve Board actions and inflation prospects created a great deal of uncertainty during 1994's weak market environment.

In sharp contrast, however, the fixed-income markets have rebounded nicely during the first nine months of 1995, as economic growth slowed and inflation subsided. The high-yield market has had a strong 1995 thus far, benefiting from the rally in the Treasury market, which has driven long-term interest rates significantly lower, and from the continued strength in corporate earnings. As is typical in a decelerating economic environment, however, high yield bonds have lagged the 1995 rally in U.S. Treasuries a bit, as concerns over the severity of the economic slowdown have offset some of the benefit of lower interest rates.

Against this backdrop, High Income Advantage Trust produced a total return of
11.68 percent, for the twelve months ended September 30, 1995, based on its net asset value of $5.30 per share. Based on its market price of $5.75 per share on the New York Stock Exchange, the Trust produced a total return of 14.59 percent during the same period. As of September 30, 1995, the Trust had net assets in excess of $159 million. Over the past twelve months, the Trust continued to distribute regular income dividends at a rate of $0.05 per share per month. For the full fiscal year, income dividends totaled approximately $0.642 per share, including an extra income dividend of $0.042 per share paid on December 23, 1995.

INVESTMENT STRATEGY

The Trust's overall investment strategy entering calendar year 1995 was to capitalize on the opportunity created by the 1994 market correction by positioning the Trust for an eventual rebound in the market. Despite the

HIGH INCOME ADVANTAGE TRUST
fact that corporate credit quality remained strong, the 1994 market correction pushed yields on many B rated issues 300-400 basis points higher (to the 13-14 percent range) and caused bond prices to decline by as much as 15-20 percent in some cases.

In light of these opportunities, the Trust significantly increased its emphasis on discounted issues (primarily B-rated) during the latter part of 1994 and early part of 1995. This renewed focus on discounted issues helped to boost the Trust's return in 1995 and should provide more long-term capital appreciation potential in the future. While the Trust's portfolio is currently still positioned for further upside in the high yield market, it does maintain a sizable position in various defensive securities. These securities should provide the Trust with the flexibility needed to take advantage of any interim trading opportunities that may arise.

LOOKING AHEAD

Given our outlook for continued, albeit modest economic growth, we find that many of today's B-rated issues -- still yielding more than 600 basis points (6 percentage points) above U.S. Treasury securities and trading at significant discounts -- offer excellent long-term return potential. Over the near term, we expect continued volatility in the financial markets as investors assess the economy's strength, the level of interest rates and possible Federal Reserve Board actions. However, despite any potential short-term weakness, we consider today's high-yield market to be an attractive long-term opportunity for investors, as many current high-yield issues provide an attractive yield advantage over U.S. Treasuries and the opportunity for substantial capital appreciation if the high-yield market continues its recovery.

We thank you for your continued support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
----------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS September 30, 1995

PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE          VALUE
--------------------------------------------------------------------------------------------
             CORPORATE BONDS (90.5%)
             Aerospace (3.0%)
 $ 5,000     Sabreliner Corp. (Series B)...........    12.50 %      04/15/03    $  4,700,000
                                                                                  ----------
             Airlines (4.5%)
   8,000     GPA Delaware, Inc. ...................     8.75        12/15/98       7,200,000
                                                                                  ----------
             Automotive (2.2%)
   6,030     Envirotest Systems, Inc. .............     9.625       04/01/03       3,557,700
                                                                                  ----------
             Cable & Telecommunications (2.8%)
   2,095     Adelphia Communications Corp. (Series
             B)....................................     9.50+       02/15/04       1,754,563
   6,500     In-Flight Phone Corp.
             (Units)+++ - 144A**...................    14.00++      05/15/02       2,665,000
                                                                                  ----------
                                                                                   4,419,563
                                                                                  ----------
             Computer Equipment (8.2%)
   6,000     IBM Credit Corp. .....................    15.00        06/13/96       6,355,200
   6,000     Unisys Corp. .........................    13.50        07/01/97       6,697,500
                                                                                  ----------
                                                                                  13,052,700
                                                                                  ----------
             Consumer Products (1.3%)
   2,000     J.B. Williams Holdings, Inc. .........    12.00        03/01/04       2,020,000
                                                                                  ----------
             Containers (2.4%)
   6,500     Ivex Holdings Corp. (Series B)........    13.25++      03/15/05       3,770,000
                                                                                  ----------
             Electrical & Alarm Systems (2.3%)
   4,500     Mosler, Inc. .........................    11.00        04/15/03       3,645,000
                                                                                  ----------
             Entertainment/Gaming & Lodging (7.1%)
  10,883     Days Inns of America, Inc. (c)........    12.375       06/01/97         --
   2,250     Fitzgeralds Gaming Corp. - 144A**.....    14.25*       03/15/96       1,777,500
   4,000     Motels of America, Inc. (Series B)....    12.00        04/15/04       4,020,000
   1,500     Six Flags Theme Parks
             Corp. - 144A**........................    12.25++      06/15/05       1,121,250
  13,514     Spectravision, Inc. (c)...............    11.65        12/01/02       1,290,826
   4,000     Trump Castle Funding, Inc. ...........    11.75        11/15/03       3,120,000
                                                                                  ----------
                                                                                  11,329,576
                                                                                  ----------
             Foods & Beverages (13.0%)
   7,500     Envirodyne Industries, Inc. ..........    10.25        12/01/01       6,000,000
   6,000     PepsiCo Inc...........................    15.00        06/14/96       6,360,120
   4,000     Seven Up/RC Bottling Co. Southern
             California, Inc. (d)..................    11.50        08/01/99       1,765,000
  13,000     Specialty Foods Acquisition Corp.
             (Series B)............................    13.00++      08/15/05       6,500,000
                                                                                  ----------
                                                                                  20,625,120
                                                                                  ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE          VALUE
             Industrials (1.0%)
 $ 1,500     SC International Services, Inc. ......    13.00 %      10/01/05    $  1,515,000
                                                                                  ----------
             Manufacturing (4.7%)
   1,500     Alpine Group, Inc. - 144A**...........    12.25        07/15/03       1,380,000
   2,500     Berry Plastics Corp. .................    12.25        04/15/04       2,631,250
   1,500     Cabot Safety Corp. - 144A**...........    12.50        07/15/05       1,567,500
   2,000     Uniroyal Technology Corp. ............    11.75        06/01/03       1,880,000
                                                                                  ----------
                                                                                   7,458,750
                                                                                  ----------
             Manufacturing - Diversified (7.3%)
   3,000     Foamex L.P. ..........................    11.875       10/01/04       2,970,000
   3,000     Interlake Corp. ......................    12.125       03/01/02       2,910,000
   2,000     J.B. Poindexter & Co., Inc. ..........    12.50        05/15/04       1,880,000
   6,500     Jordan Industries, Inc. ..............    11.75++      08/01/05       3,900,000
                                                                                  ----------
                                                                                  11,660,000
                                                                                  ----------
             Oil & Gas (3.2%)
   2,000     Deeptech International, Inc. .........    12.00        12/15/00       1,700,000
   4,000     Empire Gas Corp. .....................     7.00        07/15/04       3,380,000
                                                                                  ----------
                                                                                   5,080,000
                                                                                  ----------
             Publishing (8.0%)
   7,000     Affiliated Newspapers Investments,
             Inc. .................................    13.25++      07/01/06       3,920,000
   4,800     BFP Holdings, Inc. (Series B).........    13.50++      04/15/04       3,576,000
   2,000     Garden State Newspapers, Inc. ........    12.00        07/01/04       1,960,000
   4,000     United States Banknote Corp...........    10.375       06/01/02       3,300,000
                                                                                  ----------
                                                                                  12,756,000
                                                                                  ----------
             Restaurants (9.4%)
   9,500     American Restaurant Group
             Holdings, Inc. .......................    14.00++      12/15/05       4,465,000
   4,000     Carrols Corp..........................    11.50        08/15/03       3,980,000
   8,500     Flagstar Corp.........................    11.25        11/01/04       6,566,250
                                                                                  ----------
                                                                                  15,011,250
                                                                                  ----------
             Retail (4.8%)
   4,000     Cort Furniture Rental Corp. ..........    12.00        09/01/00       4,160,000
   2,000     County Seat Stores Co. ...............    12.00        10/01/02       1,900,000
   1,500     Thrifty Payless, Inc. ................    12.25        04/15/04       1,567,500
                                                                                  ----------
                                                                                   7,627,500
                                                                                  ----------
             Textiles - Apparel Manufacturers (4.1%)
     273     Farley Inc. (Conv.)...................     0.00        01/01/12          25,293
   5,534     JPS Textile Group, Inc. ..............    10.85        06/01/99       5,257,300
   1,500     U.S. Leather, Inc. ...................    10.25        07/31/03       1,252,500
                                                                                  ----------
                                                                                   6,535,093
                                                                                  ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                              COUPON      MATURITY
THOUSANDS                                               RATE         DATE          VALUE
--------------------------------------------------------------------------------------------
             Transportation (1.2%)
 $ 3,000     Transtar Holdings L.P. (Series B).....   .13375++%     12/15/03    $  1,950,000
                                                                                ------------
             TOTAL CORPORATE BONDS
             (Identified Cost $164,208,649).................................     143,913,252
                                                                                 -----------
             U.S. GOVERNMENT OBLIGATION (0.8%)
   1,250     U.S. Treasury Note (Identified Cost
             $1,285,938)...........................    11.50 %      11/15/95       1,258,984
                                                                                ------------


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              COMMON STOCKS (a) (5.8%)
              Automotive (0.0%)
     113      Northern Holdings Industrial Corp. (Restricted) (b).......         --
                                                                              ----------
              Computer Equipment (0.2%)
 191,107      Memorex Telex NV (ADR) (Netherlands) (b)..................         244,865
                                                                              ----------
              Consumer Products (0.1%)
   6,500      Thermoscan, Inc. (Class B) - 144A**.......................         104,000
                                                                              ----------
              Entertainment/Gaming & Lodging (0.2%)
   4,000      Motels of America, Inc. - 144A**..........................         360,000
                                                                              ----------
              Foods & Beverages (0.3%)
 180,000      Specialty Foods Acquisition Corp. - 144A**................         540,000
                                                                              ----------
              Manufacturing - Diversified (3.9%)
 346,812      Thermadyne Holdings Corp. (b).............................       6,242,617
                                                                              ----------
              Publishing (0.8%)
   7,000      Affiliated Newspapers Investments, Inc. (Class B).........         210,000
  30,400      BFP Holdings, Inc. (Class D) - 144A**.....................       1,094,400
                                                                              ----------
                                                                               1,304,400
                                                                              ----------
              Restaurants (0.1%)
   9,500      American Restaurant Group Holdings, Inc. - 144A**.........         142,500
                                                                              ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              Retail (0.2%)
  76,000      Thrifty Payless Holdings, Inc. (Class C)..................    $    323,000
                                                                            ------------
              TOTAL COMMON STOCKS
              (Identified Cost $18,776,244).............................       9,261,382
                                                                             -----------


NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE           VALUE
------------------------------------------------------------------------------------------
              WARRANTS (a) (0.5%)
              Aerospace (0.0%)
   5,000      Sabreliner Corp. (Restricted) - 144A**........     04/15/03           50,000
                                                                                ----------
              Containers (0.2%)
   4,000      Crown Packaging Holdings, Ltd.
              (Canada) - 144A**.............................     11/01/03          220,000
                                                                                ----------
              Entertainment/Gaming & Lodging (0.0%)
   3,263      Casino America, Inc...........................     11/15/96            2,039
   7,000      Fitzgeralds Gaming Corp. - 144A**.............     03/15/99           70,000
                                                                                ----------
                                                                                    72,039
                                                                                ----------
              Manufacturing (0.1%)
   4,000      BPC Holdings Corp. ...........................     04/15/04           50,000
  20,000      Uniroyal Technology Corp. ....................     06/01/03           50,000
                                                                                ----------
                                                                                   100,000
                                                                                ----------
              Oil & Gas (0.0%)
   5,520      Empire Gas Corp...............................     07/15/04           55,200
                                                                                ----------
              Retail (0.2%)
   4,000      County Seat Holdings Co. .....................     10/15/98           90,000
 132,000      New Cort Holdings Corp. ......................     09/01/98          247,500
                                                                                ----------
                                                                                   337,500
                                                                                ----------
              Retail - Food Chains (0.0%)
  16,031      Grand Union Co. (Series 1) (b)................     06/16/00           16,031
  32,063      Grand Union Co. (Series 2) (b)................     06/16/00           16,032
                                                                                ----------
                                                                                    32,063
                                                                                ----------
              TOTAL WARRANTS
              (Identified Cost $612,601).................................          866,802
                                                                                ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                               COUPON     MATURITY
THOUSANDS                                                RATE        DATE           VALUE
---------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (0.1%)
              REPURCHASE AGREEMENT
$    220      The Bank of New York (dated 09/29/95;
              proceeds $220,272; collateralized by
              $231,870 U.S. Treasury Note 7.25% due
              05/15/04 valued at $253,155)
              (Identified Cost $220,173)............     5.735%     10/02/95     $    220,173
                                                                                 ------------
              TOTAL INVESTMENTS
              (Identified Cost $185,103,605) (e)....................    97.7%     155,520,593
              OTHER ASSETS IN EXCESS OF LIABILITIES.................     2.3        3,646,555
                                                                      ------     ------------

              NET ASSETS............................................   100.0%    $159,167,148
                                                                      ======     ============


---------------------

ADR    American Depository Receipt.
 *     Adjustable rate. Rate shown is the rate in effect at September 30, 1995.
 **    Resale is restricted to qualified institutional investors.
+++ Consists of one or more class of securities traded together as a unit; generally bonds with attached stocks/warrants.
 +     Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)    Non-income producing security.
(b)    Acquired through exchange offer.
(c)    Non-income producing security, issuer in bankruptcy.
(d)    Non-income producing security, bond in default.
(e) The aggregate cost for federal income tax purposes is $185,338,503; the aggregate gross unrealized appreciation is $6,417,511 and the aggregate gross unrealized depreciation is $36,235,421, resulting in net unrealized depreciation of $29,817,910.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
ASSETS:
Investments in securities, at value
 (identified cost $185,103,605)..........    $155,520,593
Receivable for:
    Interest.............................       4,303,228
    Investments sold.....................         523,853
Prepaid expenses and other assets........           7,079
                                               ----------

    TOTAL ASSETS.........................     160,354,753
                                               ----------
LIABILITIES:
Payable for:
    Investments purchased................         928,271
    Investment management fee............         117,845
Accrued expenses and other payables......         141,489
                                               ----------

    TOTAL LIABILITIES....................       1,187,605
                                               ----------
NET ASSETS:
Paid-in-capital..........................     288,883,672
Net unrealized depreciation..............     (29,583,013)
Accumulated undistributed net investment
 income..................................       2,767,470
Accumulated net realized loss............    (102,900,981)
                                               ----------

    NET ASSETS...........................    $159,167,148
                                               ----------
                                               ----------
NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding (unlimited
 shares authorized of $.01 par value)....           $5.30
                                                     ----
                                                     ----
STATEMENT OF OPERATIONS
For the year ended September 30, 1995
NET INVESTMENT INCOME:
INTEREST INCOME..........................     $20,002,935
                                                ---------
EXPENSES
Investment management fee................       1,175,209
Transfer agent fees and expenses.........         143,682
Professional fees........................         105,091
Shareholder reports and notices..........          42,630
Registration fees........................          42,163
Custodian fees...........................          30,641
Trustees' fees and expenses..............          23,737
Other....................................          10,405
                                                ---------

    TOTAL EXPENSES.......................       1,573,558
                                                ---------

    NET INVESTMENT INCOME................      18,429,377
                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss........................      (2,741,117)
Net change in unrealized depreciation....       2,914,528
                                                ---------

    NET GAIN.............................         173,411
                                                ---------

NET INCREASE.............................     $18,602,788
                                                ---------
                                                ---------

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                        SEPTEMBER          SEPTEMBER
                                                         30, 1995           30, 1994
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $ 18,429,377       $ 18,775,523
Net realized loss.................................       (2,741,117)       (26,559,960)
Net change in unrealized depreciation.............        2,914,528          8,035,914
                                                         ----------         ----------

    NET INCREASE..................................       18,602,788            251,477

Dividends from net investment income..............      (19,271,076)       (20,162,588)
                                                         ----------         ----------

    TOTAL DECREASE................................         (668,288)       (19,911,111)
NET ASSETS:
Beginning of period...............................      159,835,436        179,746,547
                                                         ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income
    of $2,767,470 and $3,609,169, respectively)...     $159,167,148       $159,835,436
                                                         ----------         ----------
                                                         ----------         ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

HIGH INCOME ADVANTAGE TRUST

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's average weekly net assets: 0.75% to the portion of average weekly net assets not exceeding $250 million; 0.60% to the portion of average weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of average weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of average weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of average weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 aggregated $92,480,802 and $91,447,262, respectively.

HIGH INCOME ADVANTAGE TRUST

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $15,000.

The Trust has established an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,585. At September 30, 1995, the Trust had an accrued pension liability of $50,977 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                 CAPITAL PAID
                                                                                                PAR VALUE OF     IN EXCESS OF
                                                                                   SHARES          SHARES         PAR VALUE
                                                                                 ----------     ------------     ------------
Balance, September 30, 1993, 1994 and 1995...................................    30,017,252       $300,172       $288,583,500
                                                                                   --------      ---------         ----------
                                                                                   --------      ---------         ----------

5. DIVIDENDS

The Trust has declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD               PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    ------------------
September 26, 1995       $0.05        October 6, 1995       October 20, 1995
 October 31, 1995        $0.05       November 10, 1995     November 24, 1995

6. FEDERAL INCOME TAX STATUS

At September 30, 1995, the Trust had a net capital loss carryover of approximately $99,916,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                                 AMOUNTS IN THOUSANDS
--------------------------------------------------------------------------------------
 1997       1998       1999        2000       2001      2002        2003        TOTAL
------     ------     -------     -------     ----     -------     -------     -------
$1,114     $5,723     $27,616     $23,411     $ 95     $15,205     $26,752     $99,916
                                                --
                                                --
 -----      -----      ------      ------               ------      ------      ------
 -----      -----      ------      ------               ------      ------      ------

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $2,750,000 during fiscal 1995.

As of September 30, 1995, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST

7. SELECTED QUARTERLY FINANCIAL DATA -- (unaudited)

                                                                             QUARTERS ENDED
                                       ------------------------------------------------------------------------------------------
                                             9/30/95                 6/30/95                3/31/95                12/31/94
                                       -------------------     -------------------     ------------------     -------------------
                                                     PER                     PER                    PER                     PER
                                        TOTAL*      SHARE       TOTAL*      SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                       --------     ------     --------     ------     -------     ------     --------     ------
Total investment income............    $  4,924     $ 0.16     $  5,064     $ 0.17     $ 4,680     $ 0.15     $  5,335     $ 0.18
Net investment income..............       4,526       0.15        4,647       0.15       4,302       0.14        4,954       0.17
Net realized and unrealized gain
 (loss)............................      15,169       0.50      (11,230)     (0.37)     17,841       0.60      (21,607)     (0.72)

                                                                             QUARTERS ENDED
                                       ------------------------------------------------------------------------------------------
                                             9/30/94                 6/30/94                3/31/94                12/31/93
                                       -------------------     -------------------     ------------------     -------------------
                                                     PER                     PER                    PER                     PER
                                        TOTAL*      SHARE       TOTAL*      SHARE      TOTAL*      SHARE       TOTAL*      SHARE
                                       --------     ------     --------     ------     -------     ------     --------     ------
Total investment income............    $  5,277     $ 0.18     $  5,137     $ 0.17     $ 5,117     $ 0.17     $  4,998     $ 0.17
Net investment income..............       4,861       0.16        4,685       0.16       4,672       0.15        4,558       0.15
Net realized and unrealized gain
 (loss)............................     (12,366)     (0.41)     (12,517)     (0.42)     (1,030)     (0.04)       7,389       0.25

---------------------
* Amounts in thousands.

HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                     ------------------------------------------------------------
                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                                       1995         1994         1993         1992         1991
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of period.............................      $ 5.32       $ 5.99       $ 5.81       $ 5.23       $ 4.96
                                                                         ----        -----        -----         ----        -----

Net investment income............................................        0.61         0.62         0.70         0.84         0.69
Net realized and unrealized gain (loss)..........................        0.01        (0.62)        0.30         0.33         0.27
                                                                        -----        -----        -----        -----        -----

Total from investment operations.................................        0.62           --         1.00         1.17         0.96

Dividends from net investment income.............................       (0.64)       (0.67)       (0.82)       (0.59)       (0.69)
                                                                        -----        -----        -----        -----        -----

Net asset value, end of period...................................      $ 5.30       $ 5.32       $ 5.99       $ 5.81       $ 5.23
                                                                        -----        -----        -----        -----        -----
                                                                        -----        -----        -----        -----        -----

Market value, end of period......................................      $ 5.75       $5.625       $6.125       $ 5.75       $4.625
                                                                        -----        -----        -----        -----        -----
                                                                        -----        -----        -----        -----        -----
TOTAL INVESTMENT RETURN+.........................................      14.59%        2.56%       22.41%       38.06%       50.89%
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................................................       1.01%        0.98%        0.97%        1.00%        1.07%

Net investment income............................................      11.79%       10.52%       12.14%       14.72%       14.80%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..........................    $159,167     $159,835     $179,747     $174,713     $162,002

Portfolio turnover rate..........................................         63%         102%         140%         108%         149%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust ("Trust") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 10, 1995

TRUSTEES
----------------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



HIGH
INCOME
ADVANTAGE
TRUST




ANNUAL REPORT
SEPTEMBER 30, 1995